SECURITIES AND EXCHANGE COMMISSION

                            Washington, D. C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) February 15, 1995
                                                ----------------------

                         GULF POWER COMPANY
- ----------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


       Maine                     0-2429           59-0276810
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(State or other jurisdiction  (Commission    (IRS Employer
      of incorporation)        File Number)   Identification No.)


 500 Bayfront Parkway, Pensacola, Florida                 32501
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  (Address of principal executive offices)             (Zip Code)

Registrant's telephone number, including area code (904) 444-6111
                                                  --------------------

                              N/A
- ----------------------------------------------------------------------
   (Former name or former address, if changed since last report.)

Item 7.  Financial Statements and Exhibits.


         (c)      Exhibits.

                  23       -       Consent of Arthur Andersen LLP.

                  27       -       Financial Data Schedule.

                  99       -       Audited Financial Statements of Gulf Power
                                   Company as of December 31, 1994.



                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                            GULF POWER COMPANY


                                            By  /s/ Wayne Boston
                                                  Wayne Boston
                                               Assistant Secretary


Date:    March 1, 1995